                                                              EXHIBIT (i)(2)(g)

                                ADDENDUM NO. 34

                                      TO

                         SERVICE AND EXPENSE AGREEMENT
                                     among
                        AMERICAN HOME ASSURANCE COMPANY
           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                           AIG RISK MANAGEMENT, INC.
               BIRMINGHAM FIRE INSURANCE COMPANY OF PENNSYLVANIA
                    COMMERCE AND INDUSTRY INSURANCE COMPANY
                   DELAWARE AMERICAN LIFE INSURANCE COMPANY
                          AIG LIFE INSURANCE COMPANY
           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
              THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA
                        PACIFIC UNION ASSURANCE COMPANY
                            AIU NORTH AMERICA, INC.
                             AIU INSURANCE COMPANY
                   AMERICAN INTERNATIONAL INSURANCE COMPANY
         AMERICAN INTERNATIONAL INSURANCE COMPANY OF CALIFORNIA, INC.
                       AIG HAWAII INSURANCE COMPANY INC.
           AMERICAN INTERNATIONAL SPECIALTY LINES INSURANCE COMPANY
               AMERICAN INTERNATIONAL SURPLUS LINES AGENCY, INC.
                         NORTH AMERICAN MANAGERS, INC.
                        AMERICAN LIFE INSURANCE COMPANY
                     AIG NATIONAL INSURANCE COMPANY, INC.
                           AIG CLAIM SERVICES, INC.
              AIG GLOBAL TRADE & POLITICAL RISK INSURANCE COMPANY
            AMERICAN INTERNATIONAL INSURANCE COMPANY OF NEW JERSEY
                            AIG EQUITY SALES CORP.
                   AMERICAN PACIFIC INSURANCE COMPANY, INC.
                               A.I. CREDIT CORP.
                          LEXINGTON INSURANCE COMPANY
                          LANDMARK INSURANCE COMPANY
                     NEW HAMPSHIRE INDEMNITY COMPANY, INC.
                        AIG ANNUITY INSURANCE COMPANY,
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY
             AMERICAN INTERNATIONAL INSURANCE COMPANY OF DELAWARE
                          MINNESOTA INSURANCE COMPANY
                STARR EXCESS LIABILITY INSURANCE COMPANY, LTD.
                      AMERICAN GENERAL ASSURANCE COMPANY
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
             AMERICAN GENERAL LIFE AND ACCIDENT INSURANCE COMPANY
                  AMERICAN GENERAL PROPERTY INSURANCE COMPANY
                           MERIT LIFE INSURANCE CO.
                USLIFE CREDIT LIFE INSURANCE COMPANY OF ARIZONA
                          YOSEMITE INSURANCE COMPANY
     SUNAMERICA FINANCIAL, A DIVISION OF SUNAMERICA LIFE INSURANCE COMPANY
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY
                       2929 ALLEN PARKWAY VENTURE, L.P.
                    AIG FIXED ANNUITY MARKETING GROUP, INC.
                         AMERICAN ATHLETIC CLUB, INC.
                 AMERICAN GENERAL ANNUITY SERVICE CORPORATION
                    AMERICAN GENERAL ASSIGNMENT CORPORATION
              AMERICAN GENERAL ASSIGNMENT CORPORATION OF NEW YORK
                 AMERICAN GENERAL BANCASSURANCE SERVICES, INC.
                         AMERICAN GENERAL CORPORATION
                      AMERICAN GENERAL DISTRIBUTORS, INC.
                     AMERICAN GENERAL FINANCE CORPORATION
                        AMERICAN GENERAL FINANCE, INC.
                   AMERICAN GENERAL FINANCIAL SERVICES, INC.
                    AMERICAN GENERAL GATEWAY SERVICES, LLC
               AMERICAN GENERAL INTERNATIONAL INVESTMENTS, INC.
                     AMERICAN GENERAL LIFE COMPANIES, LLC
                AMERICAN GENERAL REALTY INVESTMENT CORPORATION
                           KNICKERBOCKER CORPORATION
                             PAVILIONS CORPORATION
                        VALIC FINANCIAL ADVISORS, INC.

                       VALIC RETIREMENT SERVICES COMPANY
                              VALIC TRUST COMPANY
                    AIG GLOBAL REAL ESTATE INVESTMENT CORP.
         AIG RETIREMENT SERVICES, INC. (FORMERLY AIG SUNAMERICA INC.)
                      AMERICAN GENERAL INDEMNITY COMPANY
              AMERICAN GENERAL INVESTMENT ADVISORY SERVICES, INC.
            AMERICAN GENERAL PROPERTY INSURANCE COMPANY OF FLORIDA
  AIG SUNAMERICA ASSET MANAGEMENT CORP. (FORMERLY SUNAMERICA ASSET MANAGEMENT
                                    CORP.)
                         SUNAMERICA INVESTMENTS, INC.
                       SUNAMERICA LIFE INSURANCE COMPANY
                           AUDUBON INDEMNITY COMPANY
                           AUDUBON INSURANCE COMPANY
              NATIONAL UNION FIRE INSURANCE COMPANY OF LOUISIANA
                          AGC LIFE INSURANCE COMPANY
          THE HARTFORD STEAM BOILER INSPECTION AND INSURANCE COMPANY
                     AIG SYSTEMS SOLUTIONS PRIVATE LIMITED
                   AMERICAN GENERAL SECURITIES INCORPORATED
                 AMERICAN GENERAL EQUITY SERVICES CORPORATION
                       AIG CENTENNIAL INSURANCE COMPANY
                        AIG INDEMNITY INSURANCE COMPANY
                        AIG PREFERRED INSURANCE COMPANY
                         AIG PREMIER INSURANCE COMPANY
                      BAYSIDE CASUALTY INSURANCE COMPANY
                   AIG LIFE INSURANCE COMPANY OF PUERTO RICO
                           AGLA SERVICES COMPANY LLC

                                      and
                      AMERICAN INTERNATIONAL GROUP, INC.

   The Service and Expense Agreement originally incepted February 1, 1974 and to which the entities named above are parties (the "Agreement") is hereby amended effective September 1, 2003, in the following respects:

   1. The title of the Agreement is hereby amended to read in its entirety as follows:

                         SERVICE AND EXPENSE AGREEMENT
                                     among
                        AMERICAN HOME ASSURANCE COMPANY
           AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                           AIG RISK MANAGEMENT, INC.
               BIRMINGHAM FIRE INSURANCE COMPANY OF PENNSYLVANIA
                    COMMERCE AND INDUSTRY INSURANCE COMPANY
                   DELAWARE AMERICAN LIFE INSURANCE COMPANY
                          AIG LIFE INSURANCE COMPANY
           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
              THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA
                        PACIFIC UNION ASSURANCE COMPANY
                            AIU NORTH AMERICA, INC.
                             AIU INSURANCE COMPANY
                   AMERICAN INTERNATIONAL INSURANCE COMPANY
         AMERICAN INTERNATIONAL INSURANCE COMPANY OF CALIFORNIA, INC.
                       AIG HAWAII INSURANCE COMPANY INC.
           AMERICAN INTERNATIONAL SPECIALTY LINES INSURANCE COMPANY
               AMERICAN INTERNATIONAL SURPLUS LINES AGENCY, INC.
                         NORTH AMERICAN MANAGERS, INC.
                        AMERICAN LIFE INSURANCE COMPANY
                     AIG NATIONAL INSURANCE COMPANY, INC.
                           AIG CLAIM SERVICES, INC.
              AIG GLOBAL TRADE & POLITICAL RISK INSURANCE COMPANY
            AMERICAN INTERNATIONAL INSURANCE COMPANY OF NEW JERSEY
                            AIG EQUITY SALES CORP.
                   AMERICAN PACIFIC INSURANCE COMPANY, INC.
                               A.I. CREDIT CORP.
                          LEXINGTON INSURANCE COMPANY
                          LANDMARK INSURANCE COMPANY
                     NEW HAMPSHIRE INDEMNITY COMPANY, INC.

                        AIG ANNUITY INSURANCE COMPANY,
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                    FIRST SUNAMERICA LIFE INSURANCE COMPANY
             AMERICAN INTERNATIONAL INSURANCE COMPANY OF DELAWARE
                          MINNESOTA INSURANCE COMPANY
                STARR EXCESS LIABILITY INSURANCE COMPANY, LTD.
                      AMERICAN GENERAL ASSURANCE COMPANY
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
             AMERICAN GENERAL LIFE AND ACCIDENT INSURANCE COMPANY
                  AMERICAN GENERAL PROPERTY INSURANCE COMPANY
                           MERIT LIFE INSURANCE CO.
                USLIFE CREDIT LIFE INSURANCE COMPANY OF ARIZONA
                          YOSEMITE INSURANCE COMPANY
     SUNAMERICA FINANCIAL, A DIVISION OF SUNAMERICA LIFE INSURANCE COMPANY
                     AIG SUNAMERICA LIFE ASSURANCE COMPANY
                       2929 ALLEN PARKWAY VENTURE, L.P.
                    AIG FIXED ANNUITY MARKETING GROUP, INC.
                         AMERICAN ATHLETIC CLUB, INC.
                 AMERICAN GENERAL ANNUITY SERVICE CORPORATION
                    AMERICAN GENERAL ASSIGNMENT CORPORATION
              AMERICAN GENERAL ASSIGNMENT CORPORATION OF NEW YORK
                 AMERICAN GENERAL BANCASSURANCE SERVICES, INC.
                         AMERICAN GENERAL CORPORATION
                      AMERICAN GENERAL DISTRIBUTORS, INC.
                     AMERICAN GENERAL FINANCE CORPORATION
                        AMERICAN GENERAL FINANCE, INC.
                   AMERICAN GENERAL FINANCIAL SERVICES, INC.
                    AMERICAN GENERAL GATEWAY SERVICES, LLC
               AMERICAN GENERAL INTERNATIONAL INVESTMENTS, INC.
                     AMERICAN GENERAL LIFE COMPANIES, LLC
                AMERICAN GENERAL REALTY INVESTMENT CORPORATION
                           KNICKERBOCKER CORPORATION
                             PAVILIONS CORPORATION
                        VALIC FINANCIAL ADVISORS, INC.
                       VALIC RETIREMENT SERVICES COMPANY
                              VALIC TRUST COMPANY
                    AIG GLOBAL REAL ESTATE INVESTMENT CORP.
         AIG RETIREMENT SERVICES, INC. (FORMERLY AIG SUNAMERICA INC.)
                      AMERICAN GENERAL INDEMNITY COMPANY
              AMERICAN GENERAL INVESTMENT ADVISORY SERVICES, INC.
            AMERICAN GENERAL PROPERTY INSURANCE COMPANY OF FLORIDA
  AIG SUNAMERICA ASSET MANAGEMENT CORP. (FORMERLY SUNAMERICA ASSET MANAGEMENT
                                    CORP.)
                         SUNAMERICA INVESTMENTS, INC.
                       SUNAMERICA LIFE INSURANCE COMPANY
                           AUDUBON INDEMNITY COMPANY
                           AUDUBON INSURANCE COMPANY
              NATIONAL UNION FIRE INSURANCE COMPANY OF LOUISIANA
                          AGC LIFE INSURANCE COMPANY
          THE HARTFORD STEAM BOILER INSPECTION AND INSURANCE COMPANY
                     AIG SYSTEMS SOLUTIONS PRIVATE LIMITED
                   AMERICAN GENERAL SECURITIES INCORPORATED
                 AMERICAN GENERAL EQUITY SERVICES CORPORATION
                       AIG CENTENNIAL INSURANCE COMPANY
                        AIG INDEMNITY INSURANCE COMPANY
                        AIG PREFERRED INSURANCE COMPANY
                         AIG PREMIER INSURANCE COMPANY
                      BAYSIDE CASUALTY INSURANCE COMPANY
                   AIG LIFE INSURANCE COMPANY OF PUERTO RICO
                           AGLA SERVICES COMPANY LLC
       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                                      and
                      AMERICAN INTERNATIONAL GROUP, INC.

The Agreement is amended by adding to the parties set forth that are collectively called the "Companies", "The United States Life Insurance Company in the City of New York ".

   IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed, by their duly authorized representatives this 1st day of September, 2003.

AMERICAN HOME ASSURANCE COMPANY           By:
                                              ---------------------------------

AMERICAN INTERNATIONAL LIFE
ASSURANCE COMPANY OF NEW YORK             By:
                                              ---------------------------------

AIG RISK MANAGEMENT, INC.                 By:
                                              ---------------------------------

BIRMINGHAM FIRE INSURANCE COMPANY
OF PENNSYLVANIA                           By:
                                              ---------------------------------

COMMERCE AND INDUSTRY INSURANCE
COMPANY                                   By:
                                              ---------------------------------

DELAWARE AMERICAN LIFE INSURANCE
COMPANY                                   By:
                                              ---------------------------------

AIG LIFE INSURANCE COMPANY                By:
                                              ---------------------------------

NATIONAL UNION FIRE INSURANCE
COMPANY OF PITTSBURGH, PA                 By:
                                              ---------------------------------

THE INSURANCE COMPANY OF THE
STATE OF PENNSYLVANIA                     By:
                                              ---------------------------------

PACIFIC UNION ASSURANCE COMPANY           By:
                                              ---------------------------------

AIU NORTH AMERICA, INC.                   By:
                                              ---------------------------------

AIU INSURANCE COMPANY                     By:
                                              ---------------------------------

AMERICAN INTERNATIONAL INSURANCE
COMPANY                                   By:
                                              ---------------------------------

AMERICAN INTERNATIONAL INSURANCE
COMPANY OF CALIFORNIA, INC.               By:
                                              ---------------------------------

AIG HAWAII INSURANCE COMPANY INC.         By:
                                              ---------------------------------

AMERICAN INTERNATIONAL SPECIALTY
LINES INSURANCE COMPANY                   By:
                                              ---------------------------------

AMERICAN INTERNATIONAL SURPLUS
LINES AGENCY, INC.                        By:
                                              ---------------------------------

NORTH AMERICAN MANAGERS, INC.           By:
                                            ---------------------------------

AMERICAN LIFE INSURANCE COMPANY         By:
                                            ---------------------------------

AIG NATIONAL INSURANCE COMPANY,
INC.                                    By:
                                            ---------------------------------

AIG CLAIM SERVICES, INC.                By:
                                            ---------------------------------

AIG GLOBAL TRADE & POLITICAL RISK
INSURANCE COMPANY                       By:
                                            ---------------------------------

AMERICAN INTERNATIONAL INSURANCE
COMPANY OF NEW JERSEY                   By:
                                            ---------------------------------

AIG EQUITY SALES CORP.                  By:
                                            ---------------------------------

AMERICAN PACIFIC INSURANCE
COMPANY, INC.                           By:
                                            ---------------------------------

A.I. CREDIT CORP.                       By:
                                            ---------------------------------

LEXINGTON INSURANCE COMPANY             By:
                                            ---------------------------------

LANDMARK INSURANCE COMPANY              By:
                                            ---------------------------------

NEW HAMPSHIRE INDEMNITY COMPANY,
INC.                                    By:
                                            ---------------------------------

AIG ANNUITY INSURANCE COMPANY           By:
                                            ---------------------------------

THE VARIABLE ANNUITY LIFE
INSURANCE COMPANY                       By:
                                            ---------------------------------

FIRST SUNAMERICA LIFE INSURANCE
COMPANY                                 By:
                                            ---------------------------------

AMERICAN INTERNATIONAL INSURANCE
COMPANY OF DELAWARE                     By:
                                            ---------------------------------

MINNESOTA INSURANCE COMPANY             By:
                                            ---------------------------------

STARR EXCESS LIABILITY INSURANCE
COMPANY, LTD.                           By:
                                            ---------------------------------

AMERICAN GENERAL ASSURANCE COMPANY      By:
                                            ---------------------------------

AMERICAN GENERAL LIFE INSURANCE
COMPANY                                 By:
                                            ---------------------------------

AMERICAN GENERAL LIFE AND
ACCIDENT INSURANCE COMPANY              By:
                                            ---------------------------------

AMERICAN GENERAL PROPERTY
INSURANCE COMPANY                       By:
                                            ---------------------------------

MERIT LIFE INSURANCE CO.                By:
                                            ---------------------------------

USLIFE CREDIT LIFE INSURANCE
COMPANY OF ARIZONA                      By:
                                            ---------------------------------

YOSEMITE INSURANCE COMPANY              By:
                                            ---------------------------------

SUNAMERICA FINANCIAL, A DIVISION
OF SUNAMERICA LIFE INSURANCE
COMPANY                                 By:
                                            ---------------------------------

AIG SUNAMERICA LIFE ASSURANCE
COMPANY                                 By:
                                            ---------------------------------

2929 ALLEN PARKWAY VENTURE, L.P.        By:
                                            ---------------------------------

AIG FIXED ANNUITY MARKETING
GROUP, INC                              By:
                                            ---------------------------------

AMERICAN ATHLETIC CLUB, INC.            By:
                                            ---------------------------------

AMERICAN GENERAL ANNUITY SERVICE
CORPORATION                             By:
                                            ---------------------------------

AMERICAN GENERAL ASSIGNMENT
CORPORATION                             By:
                                            ---------------------------------

AMERICAN GENERAL ASSIGNMENT
CORPORATION OF NEW YORK                 By:
                                            ---------------------------------

AMERICAN GENERAL BANCASSURANCE
SERVICES, INC.                          By:
                                            ---------------------------------

AMERICAN GENERAL CORPORATION            By:
                                            ---------------------------------

AMERICAN GENERAL DISTRIBUTORS,          By:
INC.                                        ---------------------------------

AMERICAN GENERAL FINANCE
CORPORATION                             By:
                                            ---------------------------------

AMERICAN GENERAL FINANCE, INC.          By:
                                            ---------------------------------

AMERICAN GENERAL FINANCIAL
SERVICES, INC.                          By:
                                            ---------------------------------

AMERICAN GENERAL GATEWAY
SERVICES, L.L.C.                        By:
                                            ---------------------------------

AMERICAN GENERAL INTERNATIONAL
INVESTMENTS, INC.                       By:
                                            ---------------------------------

AMERICAN GENERAL LIFE COMPANIES,
LLC                                     By:
                                            ---------------------------------

AMERICAN GENERAL REALTY
INVESTMENT CORPORATION                  By:
                                            ---------------------------------

KNICKERBOCKER CORPORATION               By:
                                            ---------------------------------

PAVILIONS CORPORATION                   By:
                                            ---------------------------------

VALIC FINANCIAL ADVISORS, INC.          By:
                                            ---------------------------------

VALIC RETIREMENT SERVICES COMPANY       By:
                                            ---------------------------------

VALIC TRUST COMPANY                     By:
                                            ---------------------------------

AIG GLOBAL REAL ESTATE INVESTMENT
CORP.                                   By:
                                            ---------------------------------

AIG RETIREMENT SERVICES, INC.           By:
                                            ---------------------------------

AMERICAN GENERAL INDEMNITY COMPANY      By:
                                            ---------------------------------

AMERICAN GENERAL INVESTMENT
ADVISORY SERVICES, INC.                 By:
                                            ---------------------------------

AMERICAN GENERAL PROPERTY
INSURANCE COMPANY OF FLORIDA            By:
                                            ---------------------------------

AIG SUNAMERICA ASSET MANAGEMENT
CORP.                                   By:
                                            ---------------------------------

SUNAMERICA INVESTMENTS, INC.            By:
                                            ---------------------------------

SUNAMERICA LIFE INSURANCE COMPANY       By:
                                            ---------------------------------

AUDUBON INDEMNITY COMPANY               By:
                                            ---------------------------------

AUDUBON INSURANCE COMPANY               By:
                                            ---------------------------------

NATIONAL UNION FIRE INSURANCE
COMPANY OF LOUISIANA                    By:
                                            ---------------------------------

AGC LIFE INSURANCE COMPANY              By:
                                            ---------------------------------

THE HARTFORD STEAM BOILER
INSPECTION AND INSURANCE COMPANY        By:
                                            ---------------------------------

AIG SYSTEMS SOLUTIONS PRIVATE
LIMITED                                 By:
                                            ---------------------------------

AMERICAN GENERAL SECURITIES
INCORPORATED                            By:
                                            ---------------------------------

AMERICAN GENERAL EQUITY SERVICES
CORPORATION                             By:
                                            ---------------------------------

AIG CENTENNIAL INSURANCE COMPANY        By:
                                            ---------------------------------

AIG INDEMNITY INSURANCE COMPANY         By:
                                            ---------------------------------

AIG PREFERRED INSURANCE COMPANY         By:
                                            ---------------------------------

AIG PREMIER INSURANCE COMPANY           By:
                                            ---------------------------------

BAYSIDE CASUALTY INSURANCE COMPANY      By:
                                            ---------------------------------

AIG LIFE INSURANCE COMPANY OF
PUERTO RICO                             By:
                                            ---------------------------------

AGLA SERVICES COMPANY LLC               By:
                                            ---------------------------------

THE UNITED STATES LIFE INSURANCE
COMPANY IN THE CITY OF NEW YORK         By:
                                            ---------------------------------

AMERICAN INTERNATIONAL GROUP, INC.      By:
                                            ---------------------------------

                                        By:
                                            ---------------------------------